UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 14, 2012 (March 9, 2012)

Commission File Number: 1-35317

Atlas Resource Partners, L.P.

(Exact name of registrant as specified in its charter)

Delaware	45-3591625
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

Park Place Corporate Center One

1000 Commerce Drive, Suite 400

Pittsburgh, PA 15275

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (800) 251-0171

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03	Material Modifications to Rights of Security Holders.

On March 13, 2012, Atlas Energy, L.P. (“Atlas Energy”) completed the planned distribution to its unitholders of approximately 5.24 million common units of Atlas Resource Partners, L.P. (“Atlas Resource Partners”), which common units represent an approximately 19.6% limited partner interest in Atlas Resource Partners (the “Distribution”). In connection with the Distribution, on March 13, 2012, the limited partnership agreement of Atlas Resource Partners was amended and restated in the form included as Exhibit 3.1 to this report, which is incorporated herein by reference (the “Amended and Restated LPA”). A description of the material provisions of the Amended and Restated LPA is included under the heading “Our Partnership Agreement” in Atlas Resource Partners’ Information Statement, dated February 15, 2012 (the “Information Statement”), filed as Exhibit 99.2 to Atlas Resource Partners’ Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on February 16, 2012, and such description is incorporated herein by reference. The foregoing description does not purport to be complete and is qualified in its entirety by reference to the actual text of the Amended and Restated LPA.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

New Equity Plan

On March 12, 2012, Atlas Energy, as the sole limited partner of Atlas Resource Partners, and the Board of Directors (the “Board”) of Atlas Resource Partners GP, LLC, the general partner of Atlas Resource Partners (“ARP GP”), approved the 2012 Atlas Resource Partners Long-Term Incentive Plan (the “New Equity Plan”). Awards of options to purchase units, restricted units and phantom units may be granted to officers, employees and directors of ARP GP under the New Equity Plan, and such awards may be subject to vesting terms and conditions in the discretion of the administrator of the New Equity Plan. Up to 2,900,000 common units of Atlas Resource Partners, subject to adjustment as provided for under the New Equity Plan, may be issued pursuant to awards granted under the New Equity Plan. The foregoing description does not purport to be complete and is qualified in its entirety by reference to the New Equity Plan, which is attached as Exhibit 10.1 to this report and is incorporated herein by reference.

Election of Directors and Appointment of Officers.

Prior to the date on which Atlas Resource Partners became subject to the requirement to report such appointments, Atlas Energy elected Edward E. Cohen, Jonathan Z. Cohen and Jeffrey C. Key to the Board. On March 9, 2012, Atlas Energy, as the sole member of ARP GP, elected Matthew A. Jones, Anthony Coniglio, DeAnn Craig and Bruce Wolf as additional members of the Board. Edward E. Cohen has been appointed as Chairman of the Board and Jonathan Z. Cohen has been appointed as Vice

Chairman of the Board. Mr. Key was appointed to serve as Chair, and Mr. Coniglio and Mr. Wolf were appointed to serve as members, of the Audit Committee of the Board. Mr. Wolf was appointed to serve as Chair, and Mr. Coniglio and Mr. Key were appointed to serve as members of, the Conflicts Committee of the Board.

Prior to the date on which Atlas Resource Partners became subject to the requirement to report such appointments, the Board appointed Edward E. Cohen as Chief Executive Officer, Sean P. McGrath as Chief Financial Officer, and Lisa Washington as Chief Legal Officer and Secretary. On March 12, 2012, the Board appointed Mr. Jones as President and Chief Operating Officer and Jeffrey M. Slotterback as Chief Accounting Officer.

Information regarding each of these directors and officers is included under the headings “Management” and “Executive Compensation” in the Information Statement, and is incorporated herein by reference.

Edward E. Cohen, Jonathan Z. Cohen, Mr. Jones, Mr. McGrath, Mr. Slotterback and Ms. Washington are directors and/or officers of the general partner of Atlas Energy. Information relating to the compensation paid to such persons by the general partner of Atlas Energy is set forth under the heading “Executive Compensation” in Atlas Energy’s Annual Report on Form 10-K for the year ended December 31, 2011, filed by Atlas Energy with the SEC on February 28, 2012, which information is incorporated herein by reference. Pursuant to the Amended and Restated LPA, ARP GP as Atlas Resource Partners’ general partner will be reimbursed for direct and indirect expenses incurred on Atlas Resource Partners’ behalf, which expenses may include salary, bonus, incentive compensation and other amounts paid to persons who perform services for Atlas Resource Partners or on behalf of Atlas Resource Partners, and expenses allocated to ARP GP by its affiliates. ARP GP is entitled to determine the expenses that are allocable to Atlas Resource Partners, and the Amended and Restated LPA does not place any aggregate limit on the amount of such reimbursements.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

The information set forth under Item 3.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.05	Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

In connection with the Distribution, the Board adopted Corporate Governance Guidelines and a Code of Business Conduct and Ethics for employees and directors. A copy of Atlas Resource Partners’ Corporate Governance Guidelines and Code of Business Conduct and Ethics are available under the Investor Relations section of Atlas Resource Partners’ website, www.atlasresourcepartners.com.

Item 8.01	Other Events

On March 14, 2012, Atlas Energy and Atlas Resource Partners issued a news release announcing that Atlas Energy had completed the Distribution. A copy of the news release is included with this report as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits

Exhibit Number	Description

3.1	Amended and Restated Limited Partnership Agreement of Atlas Resource Partners, dated March 13, 2012

10.1	2012 Long-Term Incentive Plan of Atlas Resource Partners, L.P.

99.1	Press release, dated March 14, 2012, entitled “Atlas Energy, L.P. Completes Distribution of Atlas Resource Partners, L.P. Units to its Unitholders”

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATLAS RESOURCE PARTNERS, L.P.

By:	Atlas Resource Partners GP, LLC, its general partner

By:	/s/ Lisa Washington
Name:	Lisa Washington
Title:	Chief Legal Officer and Secretary

March 14, 2012

EXHIBIT INDEX

Exhibit Number	Description

3.1	Amended and Restated Limited Partnership Agreement of Atlas Resource Partners, dated March 13, 2012

10.1	2012 Long-Term Incentive Plan of Atlas Resource Partners, L.P.

99.1	Press release, dated March 14, 2012, entitled “Atlas Energy, L.P. Completes Distribution of Atlas Resource Partners, L.P. Units to its Unitholders”